UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

ITEM 1.                REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2008

LMP

Capital and Income Fund Inc.

(SCD)

Managed by  CLEARBRIDGE ADVISORS

WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is total return with an emphasis on income.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	7

Schedule of investments	8

Statement of assets and liabilities	29

Statements of operations	30

Statements of changes in net assets	31

Statement of cash flows	32

Financial highlights	33

Notes to financial statements	34

Report of independent registered public accounting firm	48

Board approval of management and subadvisory agreements	49

Additional information	54

Annual chief executive officer and chief financial officer certifications	59

Dividend reinvestment plan	60

Important tax information	62

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

At a meeting held on November 12, 2008, the Board of Directors approved management’s proposal to change the fiscal year-end of LMP Capital and Income Fund Inc. from October 31 to December 31, effective November 1, 2008. As a result of this change, shareholders are being provided with a short period annual report and a “stub-period” audit for the two-month period from November 1, 2008 through December 31, 2008.

Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report. Please refer to the Fund’s annual report for the period ended October 31, 2008 for additional information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 30, 2009

LMP Capital and Income Fund Inc.	I

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is total return with an emphasis on income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund varies its allocation between equity and fixed-income securities depending on the investment manager’s view of economic, market or political conditions, fiscal and monetary policy and security valuation.

The Fund’s investments in equity securities include, among other securities, common stocks, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, real estate investment trusts (“REITs”)i, limited partnership interests, equity-linked debt securities and shares of other investment companies. The Fund’s investments in fixed-income securities include, among other securities, corporate bonds, mortgage- and asset-backed securities, U.S. government obligations, investment grade and high-yield debt, including emerging market debt and high-yield sovereign debt, and loans. In addition, the Fund may use options, futures and options on futures to increase exposure to part or all of the market or to hedge against adverse changes in the market value of the Fund’s securities.

Mr. Gendelman, the Fund’s lead portfolio manager at ClearBridge Advisors, LLC, one of the Fund’s subadvisers, oversees the Fund’s allocation between equity and fixed-income securities, as well as the Fund’s equity investments in general. He manages the equity side of the Fund with a “bottom-up” approach focused on the risk and reward of each investment opportunity. A portfolio management team at Western Asset Management Company, one of the Fund’s subadvisers, manages the fixed-income portion of the Fund. Their focus is on portfolio structure, including sector allocation, durationii weighting and term-structure decisions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The abbreviated reporting period (November 1, 2008 through December 31, 2008) followed the dramatic and historic upheaval in the global stock and bond markets, as well as the domestic economy, that transpired over much of the year, and encompassed what many consider to be the bottom of the worst stock market slide since the 1930s.

Economic data, which was already showing signs of significant deterioration over the course of 2008, continued to worsen during the period. At the start of the period, it was already evident that the U.S. was in the midst of a full-fledged recession. The unemployment rate rose to 6.7% in November, a 15-year high, as the worst job losses in 34 years were reported for the month of November. The unemployment rate rose even higher, to 7.2%, for December. During the Christmas season, retail sales fell 2.6%, the worst since 1970. Auto sales collapsed to a 10.5 million seasonally adjusted annual rate, the lowest level

LMP Capital and Income Fund Inc. 2008 Annual Report	1

Fund overview continued

since the early 1980s. Chrysler and GM were teetering on the edge of bankruptcy. Housing starts and permits hit new lows as home prices fell sharply and have not yet stabilized, while inventories remain elevated. The domestic stock market appeared to have made a bottom on November 20th and responded to signs of credit easing by rallying more than 20% between November 20th and the end of the year. The overall stock market, as measured by the S&P 500 Indexiii, returned -7.18% and 1.06%, respectively, in November and December 2008. In contrast, the overall U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, gained 3.25% and 3.73%, respectively in November and December 2008.

For 2008 as a whole, the stock market plunged 37.00%, its worst calendar year performance since 1937. In contrast, the bond market gained 5.25%. This disparity was, in part, due to increased risk aversion, as investors flocked to the safety of U.S. Treasury securities and shunned riskier asset classes given the upheaval in the financial markets and expectations for a deep and prolonged recession.

Q. How did we respond to these changing market conditions?

A. During the months of November and December, we increased the Fund’s allocation to the Materials and Information Technology (“IT”) sectors, while reducing exposure to the Energy, Industrials and Consumer Discretionary sectors. We also increased our use of derivatives and exchange traded funds.

Performance review

For the period from November 1, 2008 through December 31, 2008, LMP Capital and Income Fund Inc. returned -7.43% based on its net asset value (“NAV”)v and -11.44% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index and the S&P 500 Index, returned 7.11% and -6.19%, respectively, over the same time frame. The Lipper Income and Preferred Stock Closed-End Funds Category Averagevi returned -4.55% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the two-month period of this report, the Fund made distributions to shareholders totaling $0.28 per share. The performance table on the next page shows the Fund’s two-month total return based on its NAV and market price as of December 31, 2008. Past performance is no guarantee of future results.

2	LMP Capital and Income Fund Inc. 2008 Annual Report

PERFORMANCE SNAPSHOT as of December 31, 2008 (unaudited)

PRICE PER SHARE	TOTAL RETURN* (11/1/08 – 12/31/08)
$10.07 (NAV)	-7.43%
$7.73 (Market Price)	-11.44%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. For the equity portion of the portfolio, overall sector allocation contributed to performance relative to the S&P 500 Index. In particular, underweights to the Financials and IT sectors helped relative performance for the period. Stock selection in the Financials, Materials, IT and Health Care sectors also contributed to relative performance for the period. In terms of individual holdings, leading contributors to performance for the period included positions in HLTH Corp. in the Health Care sector (although technically a Health Care company, HLTH Corp. primarily provides health information services and we consider it to be an IT holding), Wyeth, also in the Health Care sector, Newmont Mining Corp. and Barrick Gold Corp., both in the Materials sector, Total SA (ADR) in the Energy sector and TransDigm Group Inc. in the Industrials sector, as well as several derivatives.

In the fixed-income portion of the portfolio, our tactically-driven duration and yield curvevii positioning were contributors to performance as interest rates fell over the two-month reporting period. Our investment grade credits, such as Financials, contributed to performance after a strong showing in December.

Q. What were the leading detractors from performance?

A. For the equity portion of the portfolio, overall stock selection detracted from relative performance, specifically in the Energy, Consumer Staples, Industrials, Consumer Discretionary, Telecommunication Services (“Telecom”) and Utilities sectors. The portfolio’s underweights to the Consumer Discretionary, Consumer Staples, Telecom, Health Care and Utilities sectors also hurt relative performance for the period. In terms of individual holdings, leading detractors from performance for the period included positions in Crosstex Energy Inc. and El Paso Corp., both in the Energy sector, JPMorgan Chase & Co. in the Financials sector, McDermott International Inc. and General Electric Co., both in the Industrials sector, Liberty Media Corp. - Entertainment, Series A in the Consumer Discretionary sector and Monsanto Co. in the Materials sector.

LMP Capital and Income Fund Inc. 2008 Annual Report	3

Fund overview continued

In the fixed-income portion of the portfolio, our high-yield securities continued to perform poorly over the two-month period. Our high-yield Industrials issues and bank loans, especially those of lower-rated quality, were hit hard by the credit crisis and worsening economy. Non-agency mortgage-backed securities reached new lows amid all the market turmoil and the ongoing fallout from the housing slowdown.

Q. Were there any significant changes to the Fund during the reporting period?

A. On the equity side of the Fund’s portfolio, over the course of the period we established several new positions including those in Freeport-McMoRan Copper & Gold Inc., Newmont Mining Corp. and Barrick Gold Corp., all in the Materials sector, as well as Thomson Reuters PLC in the Consumer Discretionary sector and Alcon Inc. in the Health Care sector.

We also closed a number of existing positions, including those in Expeditors International of Washington Inc. in the Industrials sector, Johnson Controls Inc. and Liberty Media Corp. - Entertainment, Series A, both in the Consumer Discretionary sector, Diamond Offshore Drilling Inc. in the Energy sector and UnitedHealth Group Inc. in the Health Care sector.

In the fixed-income portion of the portfolio, we gradually reduced our positions in agency mortgage-backed securities over the last two months of the year.

Looking for additional information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

4	LMP Capital and Income Fund Inc. 2008 Annual Report

Thank you for your investment in LMP Capital and Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Gendelman
Lead Portfolio Manager
ClearBridge Advisors, LLC
(Fund Allocation and Equity Portion)

Western Asset Management Company (Fixed-Income Portion)

January 20, 2009

LMP Capital and Income Fund Inc. 2008 Annual Report	5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2008 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: Covanta Holding Corp. (4.0%), Total SA, ADR (2.9%), General Electric Co. (2.6%), Assa Abloy AB (2.4%), Time Warner Inc. (2.3%), El Paso Corp. (2.2%), Kimberly-Clark Corp. (2.1%), United Technologies Corp. (2.1%), Wyeth (2.0%) and Procter & Gamble Co. (1.9%). Please refer to pages 8 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2008 were: Industrials (18.2%), Financials (16.8%), Energy (13.8%), Health Care (12.7%) and Materials (10.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Stock and bond prices are subject to fluctuation. As interests rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from November 1, 2008 through December 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 31 funds in the Fund’s Lipper category.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	LMP Capital and Income Fund Inc. 2008 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — December 31, 2008

Industrials
13.8
Financials
12.8
Energy
10.5
Health care
9.7
Materials
7.9
Consumer discretionary
7.4
Information technology
5.7
Telecommunication services
5.4
Consumer staples
5.1
Utilities
4.0
Collateralized mortgage obligations
2.2
Exchange traded funds
1.2
U.S. treasury inflation protected securities
0.9
U.S. government & agency obligations
0.2
Short-term investments
13.2
0%
5%
10%
15%

LMP Capital and Income Fund Inc. 2008 Annual Report	7

Schedule of investments

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 50.2%
CONSUMER DISCRETIONARY — 3.0%
	Household Durables — 0.0%
1,226,577	Home Interiors & Gifts Inc.(a)(b)*	$1
	Media — 3.0%
145,700	Lamar Advertising Co., Class A Shares*	1,829,992
82,800	Thomson Reuters PLC(a)	1,831,322
690,560	Time Warner Inc.	6,947,034
511,700	Warner Music Group Corp.	1,545,334
	Total Media	12,153,682
	TOTAL CONSUMER DISCRETIONARY	12,153,683
CONSUMER STAPLES — 4.4%
	Food Products — 1.3%
201,450	Kraft Foods Inc., Class A Shares	5,408,932
	Household Products — 3.1%
122,240	Kimberly-Clark Corp.	6,446,938
94,150	Procter & Gamble Co.	5,820,353
	Total Household Products	12,267,291
	TOTAL CONSUMER STAPLES	17,676,223
ENERGY — 6.7%
	Energy Equipment & Services — 1.6%
170,770	Halliburton Co.	3,104,599
137,340	National-Oilwell Varco Inc.*	3,356,589
	Total Energy Equipment & Services	6,461,188
	Oil, Gas & Consumable Fuels — 5.1%
466,341	Crosstex Energy Inc.	1,818,730
45,985	Devon Energy Corp.	3,021,675
858,910	El Paso Corp.	6,725,265
156,050	Total SA, ADR	8,629,565
	Total Oil, Gas & Consumable Fuels	20,195,235
	TOTAL ENERGY	26,656,423
EXCHANGE TRADED FUND — 1.2%
69,360	UltraShort S&P500 ProShares	4,918,734
FINANCIALS — 5.0%
	Capital Markets — 2.8%
321,700	Charles Schwab Corp.	5,201,889
307,220	Invesco Ltd.	4,436,257
272,887	Och-Ziff Capital Management Group	1,405,368
	Total Capital Markets	11,043,514
	Commercial Banks — 1.1%
148,300	Wells Fargo & Co.	4,371,884

See Notes to Financial Statements.

8	LMP Capital and Income Fund Inc. 2008 Annual Report

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
	Diversified Financial Services — 1.1%
136,490	JPMorgan Chase & Co.	$4,303,530
	TOTAL FINANCIALS	19,718,928
HEALTH CARE — 6.9%
	Health Care Equipment & Supplies — 1.6%
27,830	Alcon Inc.	2,482,158
120,390	Medtronic Inc.	3,782,654
	Total Health Care Equipment & Supplies	6,264,812
	Health Care Technology — 1.4%
554,190	HLTH Corp.*	5,796,827
	Pharmaceuticals — 3.9%
78,200	Johnson & Johnson	4,678,706
95,060	Novartis AG, ADR	4,730,186
158,500	Wyeth	5,945,335
	Total Pharmaceuticals	15,354,227
	TOTAL HEALTH CARE	27,415,866
INDUSTRIALS — 11.6%
	Aerospace & Defense — 2.1%
74,020	L-3 Communications Holdings Inc.	5,461,196
84,560	TransDigm Group Inc.*	2,838,679
	Total Aerospace & Defense	8,299,875
	Building Products — 1.8%
631,340	Assa Abloy AB(a)	7,163,480
	Commercial Services & Supplies — 3.0%
545,980	Covanta Holding Corp.*	11,989,721
	Industrial Conglomerates — 4.2%
487,140	General Electric Co.	7,891,668
216,050	McDermott International Inc.*	2,134,574
119,880	United Technologies Corp.	6,425,568
	Total Industrial Conglomerates	16,451,810
	Road & Rail — 0.5%
65,660	CSX Corp.	2,131,980
	TOTAL INDUSTRIALS	46,036,866
INFORMATION TECHNOLOGY — 4.2%
	Communications Equipment — 1.6%
220,900	Nokia Oyj, ADR	3,446,040
76,810	QUALCOMM Inc.	2,752,102
	Total Communications Equipment	6,198,142
	Computers & Peripherals — 0.9%
353,270	EMC Corp.*	3,698,737

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	9

Schedule of investments continued

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
	Software — 1.7%
140,510	Autodesk Inc.*	$2,761,021
224,420	Oracle Corp.*	3,978,967
	Total Software	6,739,988
	TOTAL INFORMATION TECHNOLOGY	16,636,867
MATERIALS — 5.1%
	Chemicals — 2.8%
93,290	Air Products & Chemicals Inc.	4,689,688
180,600	Celanese Corp., Series A Shares	2,244,858
61,570	Monsanto Co.	4,331,450
	Total Chemicals	11,265,996
	Metals & Mining — 2.3%
64,500	Barrick Gold Corp.	2,371,665
211,430	Commercial Metals Co.	2,509,674
71,320	Freeport-McMoRan Copper & Gold Inc., Class B Shares	1,743,061
57,700	Newmont Mining Corp.	2,348,390
	Total Metals & Mining	8,972,790
	TOTAL MATERIALS	20,238,786
TELECOMMUNICATION SERVICES — 1.2%
	Wireless Telecommunication Services — 1.2%
159,770	American Tower Corp., Class A Shares*	4,684,456
UTILITIES — 0.9%
	Gas Utilities — 0.9%
115,180	National Fuel Gas Co.	3,608,589
	TOTAL COMMON STOCKS (Cost — $318,673,200)	199,745,421
CONVERTIBLE PREFERRED STOCKS — 0.8%
ENERGY — 0.5%
	Oil, Gas & Consumable Fuels — 0.5%
3,200	El Paso Corp., 4.990%(a)	2,112,800
MATERIALS — 0.3%
	Metals & Mining — 0.3%
1,930	Freeport-McMoRan Copper & Gold Inc., 5.500%	1,186,950
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $3,266,441)	3,299,750
PREFERRED STOCKS — 0.2%
FINANCIALS — 0.2%
	Consumer Finance — 0.1%
809	Preferred Blocker Inc., 9.000%(c)*	242,700
	Diversified Financial Services — 0.1%
30,000	Citigroup Inc., 8.125%	478,500

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2008 Annual Report

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
	Thrifts & Mortgage Finance — 0.0%
25,950	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(d)*	$10,121
300	Federal National Mortgage Association (FNMA), 7.000%(d)(e)*	225
17,650	Federal National Mortgage Association (FNMA), 8.250%(d)*	14,649
	Total Thrifts & Mortgage Finance	24,995
	TOTAL PREFERRED STOCKS (Cost — $2,046,392)	746,195
FACE AMOUNT
ASSET-BACKED SECURITIES — 1.8%
FINANCIALS — 1.8%
	Home Equity — 1.7%
$594,662	Asset-Backed Funding Certificates, 2.646% due 1/25/34(e)	275,685
126,653	Countrywide Asset-Backed Certificates, 1.721% due 6/25/34(e)	52,416
720,000	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	472,265
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(b)(c)(g)	73
159,058	Fremont Home Loan Trust, 2.121% due 2/25/34(e)	51,827
1,820,000	Green Tree, 8.960% due 4/25/38(c)(e)	1,457,441
	GSAA Home Equity Trust:
1,770,000	0.771% due 3/25/37(e)	530,038
1,790,000	0.741% due 7/25/37(a)(e)	412,865
1,720,000	0.771% due 5/25/47(e)	351,095
908,304	GSAMP Trust, 1.621% due 11/25/34(e)	473,273
648,083	Lehman XS Trust, 0.541% due 6/25/46(a)(e)	518,141
536,256	MASTR Specialized Loan Trust, 3.609% due 5/25/37(a)(c)(e)	280,585
1,395,384	Option One Mortgage Loan Trust, 1.521% due 5/25/34(e)	1,058,747
691,242	RAAC, 0.851% due 10/25/46(a)(c)(e)	309,723
441,146	Renaissance Home Equity Loan Trust, 2.371% due 3/25/34(e)	197,398
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33(b)(c)(g)	16
71,380	5.500% due 3/27/34(b)(c)(g)	7
479,003	Structured Asset Securities Corp., 1.645% due 11/25/37(e)	347,373
	Total Home Equity	6,788,968
	Student Loan — 0.1%
350,000	Nelnet Student Loan Trust, 5.015% due 4/25/24(e)	284,394
	TOTAL ASSET-BACKED SECURITIES (Cost — $11,260,693)	7,073,362
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.2%
260,000	American Home Mortgage Investment Trust, 1.271% due 11/25/45(e)	28,880
1,337,247	BCAP LLC Trust, 0.661% due 10/25/36(e)	605,290
150,299	Bear Stearns ARM Trust, 5.786% due 2/25/36(e)	77,263

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	11

Schedule of investments continued

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Countrywide Alternative Loan Trust:
$31,324	6.000% due 2/25/34	$24,464
1,460,760	0.718% due 7/20/46(e)	600,412
	Federal Home Loan Mortgage Corp. (FHLMC):
60,576	6.000% due 3/15/34(d)(e)	55,116
516,050	PAC, 6.000% due 4/15/34(d)(e)	494,638
746,265	Harborview Mortgage Loan Trust, 1.651% due 11/19/35(e)	22,388
	JPMorgan Mortgage Trust:
2,110,000	5.889% due 6/25/37(e)	887,783
1,060,000	6.000% due 8/25/37	457,328
878,016	MASTR ARM Trust, 4.570% due 9/25/33(e)	594,888
1,528,732	MASTR Reperforming Loan Trust, 5.212% due 5/25/36(c)(e)	1,177,124
320,219	Merit Securities Corp., 1.971% due 9/28/32(c)(e)	224,235
	MLCC Mortgage Investors Inc.:
295,264	1.391% due 4/25/29(e)	116,234
469,243	1.351% due 5/25/29(e)	416,882
1,037,442	RBS Greenwich Capital, Mortgage Pass-Through Certificates, 7.000% due 4/25/35	671,195
	Structured ARM Loan Trust:
1,721,676	5.370% due 5/25/35(e)	902,251
628,672	5.891% due 5/25/36(e)	326,691
	Thornburg Mortgage Securities Trust:
211,518	6.203% due 7/25/37(e)	162,537
217,759	6.216% due 7/25/37(e)	154,757
763,886	Washington Mutual Mortgage Pass-Through Certificates, 3.469% due 6/25/46(e)	282,638
778,600	Wells Fargo Alternative Loan Trust, 1.825% due 6/25/37(e)	295,830
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $13,161,405)	8,578,824
COLLATERALIZED SENIOR LOANS — 2.9%
CONSUMER DISCRETIONARY — 1.0%
	Diversified Consumer Services — 0.0%
247,500	Thomson Learning Hold, Term Loan B, 3.940% due 7/5/14(e)	162,662
	Hotels, Restaurants & Leisure — 0.1%
	Aramark Corp.:
14,607	Letter of Credit Facility Deposits, 1.875% due 1/31/14(e)	12,101
229,916	Term Loan, 6.705% due 1/31/14	190,471
	Total Hotels, Restaurants & Leisure	202,572
	Media — 0.9%
248,117	Charter Communications, Term Loan B, 7.350% due 3/15/14	183,606
247,372	CMP Susquehanna Corp., Term Loan, 4.801% due 6/7/13(e)	58,132

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2008 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Media — 0.9% continued
$1,072,313	Direct TV, Term Loan C, 5.308% due 4/13/13(e)	$959,273
496,862	Idearc Inc., Term Loan B, Senior Notes, 6.871% due 11/1/14(e)	156,866
242,875	LodgeNet Entertainment Corp., Term Loan B, 4.700% due 4/4/14(e)	95,936
1,000,000	Newsday LLC, Term Loan, 9.750% due 7/15/13	815,000
247,475	Regal Cinemas Corp., Term Loan B, 4.196% due 10/19/10(e)	182,032
250,000	UPC Broadband Holding BV, Term Loan N, 3.181% due 3/30/14(e)	168,750
1,000,000	Virgin Media Inc., Term Loan, 7.500% due 1/15/14	775,000
	Total Media	3,394,595
	Multiline Retail — 0.0%
250,000	Neiman Marcus Group Inc., Term Loan B, 3.943% due 3/13/13(e)	160,455
	Specialty Retail — 0.0%
247,481	Michaels Stores Inc., Term Loan B, 4.528% due 10/31/13(e)	129,989
	TOTAL CONSUMER DISCRETIONARY	4,050,273
HEALTH CARE — 0.2%
	Health Care Equipment & Supplies — 0.0%
	Bausch & Lomb Inc.:
198,500	Term Loan, 8.080% due 4/11/15(e)	136,114
50,000	Term Loan B, 6.511% due 4/11/15	34,286
	Total Health Care Equipment & Supplies	170,400
	Health Care Providers & Services — 0.1%
	Community Health Systems Inc.:
15,468	Delayed Draw Term Loan, 7.756% due 7/2/14	12,119
226,754	Term Loan B, 4.394% due 7/2/14(e)	177,661
246,851	HCA Inc., Term Loan B, 7.080% due 11/1/13(e)	195,167
	Total Health Care Providers & Services	384,947
	Pharmaceuticals — 0.1%
247,487	Royalty Pharma, Term Loan B, 5.511% due 5/15/14(e)	220,264
	TOTAL HEALTH CARE	775,611
INDUSTRIALS — 0.2%
	Aerospace & Defense — 0.1%
	Dubai Aerospace Enterprise, Term Loan:
287,234	6.450% due 7/31/14(e)	150,798
284,588	6.550% due 7/31/14(e)	149,408
	Total Aerospace & Defense	300,206
	Airlines — 0.0%
177,694	United Airlines Inc., Term Loan B, 3.969% due 1/12/14(e)	86,537
	Commercial Services & Supplies — 0.1%
247,494	US Investigations Services Inc., Term Loan B, 7.910% due 2/21/15	180,052
	TOTAL INDUSTRIALS	566,795

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	13

Schedule of investments continued

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
INFORMATION TECHNOLOGY — 0.1%
	IT Services — 0.1%
$564,300	First Data Corp., Term Loan, 5.687% due 10/15/14(e)	$365,787
MATERIALS — 0.4%
	Chemicals — 0.1%
997,494	Lyondell Chemical Co., Term Loan B2, 7.000% due 12/20/14(e)	382,373
	Containers & Packaging — 0.1%
492,726	Graphic Packaging International, Term Loan C, 3.945% due 5/16/14(e)	368,313
	Paper & Forest Products — 0.2%
930,601	Georgia-Pacific Corp., Term Loan, 4.544% due 12/23/13(e)	764,644
248,125	NewPage Corp., Term Loan, Tranche B, 7.156% due 11/5/14(e)	159,110
	Total Paper & Forest Products	923,754
	TOTAL MATERIALS	1,674,440
TELECOMMUNICATION SERVICES — 0.7%
	Diversified Telecommunication Services — 0.5%
1,000,000	Cablevision Systems Corp., Term Loan B, 4.214% due 3/30/13(e)	857,917
168,750	Insight Midwest, Term Loan B, 3.910% due 4/10/14(e)	127,125
996,183	Intelsat Corp., Term Loan, 5.288% due 6/30/13(e)	760,657
500,000	Level 3 Communications Inc., Term Loan, 4.946% due 3/1/14(e)	306,250
	Total Diversified Telecommunication Services	2,051,949
	Wireless Telecommunication Services — 0.2%
997,455	MetroPCS Wireless Inc., Term Loan, 5.581% due 2/20/14(e)	805,445
	TOTAL TELECOMMUNICATION SERVICES	2,857,394
UTILITIES — 0.3%
	Electric Utilities — 0.1%
498,750	TXU Corp., Term Loan B, 6.169% due 10/10/14(e)	348,086
	Independent Power Producers & Energy Traders — 0.2%
997,487	Calpine Corp., Term Loan, 6.645% due 3/29/09(e)	739,922
	TOTAL UTILITIES	1,088,008
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $15,562,960)	11,378,308
CONVERTIBLE BONDS & NOTES — 1.2%
INFORMATION TECHNOLOGY — 1.2%
	Internet Software & Services — 1.2%
7,473,000	VeriSign Inc., 3.250% due 8/15/37 (Cost — $4,933,891)	4,736,014
CORPORATE BONDS & NOTES — 26.4%
CONSUMER DISCRETIONARY — 3.3%
	Auto Components — 0.2%
280,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(c)(f)	112,000
155,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	59,675

See Notes to Financial Statements.

14	LMP Capital and Income Fund Inc. 2008 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE
AMOUNT	SECURITY	VALUE
	Auto Components — 0.2% continued
	Visteon Corp., Senior Notes:
$1,507,000	8.250% due 8/1/10	$474,705
845,000	12.250% due 12/31/16(c)	207,025
	Total Auto Components	853,405
	Automobiles — 0.1%
110,000	Ford Motor Co., Debentures, 8.875% due 1/15/22	26,950
	General Motors Corp., Senior Debentures:
600,000	8.250% due 7/15/23	102,000
1,300,000	8.375% due 7/15/33	234,000
	Total Automobiles	362,950
	Diversified Consumer Services — 0.0%
	Education Management LLC/Education Management Finance Corp.:
20,000	Senior Notes, 8.750% due 6/1/14	15,300
210,000	Senior Subordinated Notes, 10.250% due 6/1/16	153,300
	Total Diversified Consumer Services	168,600
	Hotels, Restaurants & Leisure — 1.1%
1,000,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	635,000
255,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(b)(g)	1,753
810,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	400,950
295,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(c)	154,875
550,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	383,625
160,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	119,200
660,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	221,100
330,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	343,419
	MGM MIRAGE Inc.:
380,000	Notes, 6.750% due 9/1/12	267,900
203,000	Senior Subordinated Notes, 9.375% due 2/15/10	149,205
750,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	626,250
250,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	132,500
625,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	506,250
	Station Casinos Inc.:
	Senior Notes:
60,000	6.000% due 4/1/12	12,300
530,000	7.750% due 8/15/16	103,350
100,000	Senior Subordinated Notes, 6.875% due 3/1/16	6,250

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	15

Schedule of investments continued

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 1.1% continued
$500,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(c)	$422,500
	Total Hotels, Restaurants & Leisure	4,486,427
	Household Durables — 0.3%
185,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	47,175
485,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	414,675
700,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	525,000
	Total Household Durables	986,850
	Internet & Catalog Retail — 0.0%
30,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(c)	22,500
	Media — 1.0%
	Affinion Group Inc.:
355,000	Senior Notes, 10.125% due 10/15/13	260,925
340,000	Senior Subordinated Notes, 11.500% due 10/15/15	206,125
3,419,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	615,420
325,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	118,625
105,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	13,125
390,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(c)	313,950
1,320,000	Comcast Corp., 5.700% due 5/15/18	1,240,098
225,000	Dex Media West LLC/Dex Media Finance Co., Senior Notes, 8.500% due 8/15/10	137,250
1,485,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	118,800
20,000	News America Inc., Senior Notes, 6.650% due 11/15/37	19,858
	R.H. Donnelley Corp.:
655,000	Senior Discount Notes, 6.875% due 1/15/13	91,700
450,000	Senior Notes, 8.875% due 1/15/16	69,750
10,000	Time Warner Cable Inc., 5.850% due 5/1/17	9,150
810,000	Time Warner Inc., Senior Notes, 6.875% due 5/1/12	778,728
360,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(c)	149,400
	Total Media	4,142,904
	Multiline Retail — 0.5%
1,020,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(f)	877,200
2,105,000	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(f)	936,725
	Total Multiline Retail	1,813,925
	Specialty Retail — 0.0%
315,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	154,350

See Notes to Financial Statements.

16	LMP Capital and Income Fund Inc. 2008 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Textiles, Apparel & Luxury Goods — 0.1%
$270,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	$205,200
	TOTAL CONSUMER DISCRETIONARY	13,197,111
CONSUMER STAPLES — 0.7%
	Beverages — 0.2%
760,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	725,800
	Food & Staples Retailing — 0.2%
422,307	CVS Caremark Corp., Pass-Through Certificates, 6.943% due 1/10/30(c)	266,101
	Kroger Co., Senior Notes:
200,000	5.500% due 2/1/13	198,378
400,000	6.150% due 1/15/20	395,430
	Total Food & Staples Retailing	859,909
	Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
125,000	7.250% due 6/15/10	87,812
261,000	8.875% due 3/15/11	164,430
	Total Food Products	252,242
	Tobacco — 0.2%
	Alliance One International Inc., Senior Notes:
150,000	8.500% due 5/15/12	111,000
380,000	11.000% due 5/15/12	317,300
580,000	Reynolds American Inc., 6.750% due 6/15/17	461,086
	Total Tobacco	889,386
	TOTAL CONSUMER STAPLES	2,727,337
ENERGY — 3.2%
	Energy Equipment & Services — 0.3%
965,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	612,775
250,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	166,250
55,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	51,425
10,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	8,383
460,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	427,638
	Total Energy Equipment & Services	1,266,471
	Oil, Gas & Consumable Fuels — 2.9%
750,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	750,146
	Anadarko Petroleum Corp., Senior Notes:
60,000	5.950% due 9/15/16	53,077
1,040,000	6.450% due 9/15/36	822,678
540,000	Apache Corp., Senior Notes, 5.625% due 1/15/17	544,497
440,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	303,600

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	17

Schedule of investments continued

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 2.9% continued
	Chesapeake Energy Corp., Senior Notes:
$775,000	6.375% due 6/15/15	$616,125
400,000	6.500% due 8/15/17	308,000
85,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	53,125
330,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	356,105
750,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	757,336
	El Paso Corp., Medium-Term Notes:
180,000	7.800% due 8/1/31	118,171
1,050,000	7.750% due 1/15/32	686,827
870,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	734,532
320,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66(e)	176,201
970,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	761,450
260,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	196,300
	Kerr-McGee Corp., Notes:
300,000	6.875% due 9/15/11	297,069
140,000	6.950% due 7/1/24	123,033
	Kinder Morgan Energy Partners LP:
580,000	Medium-Term Notes, 6.950% due 1/15/38	470,345
	Senior Notes:
540,000	6.000% due 2/1/17	469,533
100,000	5.950% due 2/15/18	85,490
605,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	329,725
240,000	Overseas Shipholding Group Inc., Senior Notes, 7.500% due 2/15/24	160,800
410,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	319,800
160,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(c)	98,400
780,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(b)(c)(g)	31,200
260,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	162,500
330,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	280,500
180,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(g)	22,500
355,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.250% due 5/1/12	266,250
	Williams Cos. Inc.:
100,000	Notes, 8.750% due 3/15/32	74,651
470,000	Senior Notes, 7.750% due 6/15/31	322,624
	XTO Energy Inc., Senior Notes:
170,000	7.500% due 4/15/12	168,141
350,000	5.650% due 4/1/16	321,578
300,000	5.500% due 6/15/18	272,068
	Total Oil, Gas & Consumable Fuels	11,514,377
	TOTAL ENERGY	12,780,848

See Notes to Financial Statements.

18	LMP Capital and Income Fund Inc. 2008 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
FINANCIALS — 5.8%
	Capital Markets — 0.6%
$300,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	$312,274
30,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(e)(h)	11,540
600,000	Goldman Sachs Group Inc., Senior Notes, 6.150% due 4/1/18	577,573
1,200,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(c)(g)	15,000
50,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(e)(g)(h)	5
	Lehman Brothers Holdings Inc., Medium-Term Notes:
1,110,000	6.750% due 12/28/17(g)	111
130,000	Senior Notes, 6.200% due 9/26/14(g)	13,000
	Merrill Lynch & Co. Inc.:
520,000	Notes, 6.875% due 4/25/18	544,869
100,000	Senior Notes, 5.450% due 2/5/13	96,211
940,000	Morgan Stanley, Medium-Term Notes, 5.625% due 1/9/12	892,011
	Total Capital Markets	2,462,594
	Commercial Banks — 1.0%
20,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(e)(h)	8,018
27,272	Fifth Third Bank, Notes, 2.870% due 8/10/09	27,037
290,000	Glitnir Banki HF, Notes, 6.375% due 9/25/12(c)(g)	15,225
100,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14(c)(e)(h)	37,018
1,300,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(c)(e)(h)	619,526
1,400,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(c)(e)(h)	293,037
700,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(e)	494,137
1,520,000	Wachovia Corp., Medium Term Notes, 5.500% due 5/1/13	1,504,464
690,000	Wells Fargo & Co., Senior Notes, 5.625% due 12/11/17	721,124
380,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	326,694
	Total Commercial Banks	4,046,280
	Consumer Finance — 2.2%
300,000	Aiful Corp., Notes, 6.000% due 12/12/11(c)	121,576
610,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(e)	316,154
300,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	281,385
	Ford Motor Credit Co.:
	Notes:
750,000	5.700% due 1/15/10	637,517
1,050,000	7.000% due 10/1/13	726,138

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	19

Schedule of investments continued

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Consumer Finance — 2.2% continued
	Senior Notes:
$135,000	9.750% due 9/15/10	$108,038
559,000	7.246% due 6/15/11(e)	369,639
1,600,000	9.875% due 8/10/11	1,180,962
310,000	12.000% due 5/15/15	231,724
170,000	8.000% due 12/15/16	110,873
500,000	General Motors Acceptance Corp., Notes, 5.625% due 5/15/09	480,524
	GMAC LLC:
61,000	7.500% due 12/31/13(c)	45,445
184,000	6.750% due 12/1/14(c)	126,551
53,000	8.000% due 12/31/18(c)	27,295
1,043,000	8.000% due 11/1/31(c)	621,086
	Senior Notes:
208,000	7.750% due 1/19/10(c)	187,163
1,000,000	6.875% due 9/15/11(c)	819,730
1,203,000	6.625% due 5/15/12(c)	936,920
500,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	469,292
1,340,000	SLM Corp., Senior Notes, 8.450% due 6/15/18	1,061,008
	Total Consumer Finance	8,859,020
	Diversified Financial Services — 1.4%
150,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(c)	99,750
100,000	Aiful Corp., Notes, 5.000% due 8/10/10(c)	54,997
	Bank of America Corp.:
970,000	Senior Notes, 5.650% due 5/1/18	977,510
100,000	Subordinated Notes, 5.420% due 3/15/17	89,029
125,000	Capital One Bank, Notes, 5.750% due 9/15/10	121,369
550,000	Citigroup Inc., Notes, 6.875% due 3/5/38	627,952
125,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.125% due 9/15/09	123,556
	General Electric Capital Corp.:
850,000	Senior Notes, 5.625% due 5/1/18	857,702
20,000	Subordinated Debentures, 6.375% due 11/15/67(e)	12,590
200,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67(c)(e)	89,528
125,000	HSBC Finance Corp., Senior Subordinated Notes, 5.875% due 2/1/09	124,975
1,320,000	JPMorgan Chase & Co., Subordinated Notes, 6.125% due 6/27/17	1,301,158
	Leucadia National Corp., Senior Notes:
370,000	8.125% due 9/15/15	298,775
70,000	7.125% due 3/15/17	52,325
620,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.257% due 10/1/15(e)	489,800

See Notes to Financial Statements.

20	LMP Capital and Income Fund Inc. 2008 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 1.4% continued
$300,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	$252,000
	Total Diversified Financial Services	5,573,016
	Insurance — 0.5%
1,170,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18	785,463
650,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	390,902
600,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13(c)	564,264
140,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(e)	91,836
	Total Insurance	1,832,465
	Real Estate Investment Trusts (REITs) — 0.1%
220,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	78,100
75,000	iStar Financial Inc., Senior Notes, 4.875% due 1/15/09	68,063
85,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	62,688
	Total Real Estate Investment Trusts (REITs)	208,851
	Real Estate Management & Development — 0.0%
270,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15(g)	55,350
570,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	79,800
	Total Real Estate Management & Development	135,150
	TOTAL FINANCIALS	23,117,376
HEALTH CARE — 2.6%
	Health Care Equipment & Supplies — 0.2%
690,000	Biomet Inc., Senior Notes, 10.375% due 10/15/17(f)	548,550
	Health Care Providers & Services — 2.2%
550,000	Cardinal Health Inc., Senior Notes, 5.800% due 10/15/16	498,327
460,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	425,500
	DaVita Inc.:
220,000	Senior Notes, 6.625% due 3/15/13	210,100
730,000	Senior Subordinated Notes, 7.250% due 3/15/15	697,150
	HCA Inc.:
295,000	Notes, 6.375% due 1/15/15	181,425
	Senior Secured Notes:
800,000	9.125% due 11/15/14	744,000
215,000	9.250% due 11/15/16	197,800
2,270,000	9.625% due 11/15/16(f)	1,776,275
425,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	331,500

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	21

Schedule of investments continued

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 2.2% continued
	Tenet Healthcare Corp., Senior Notes:
$180,000	6.375% due 12/1/11	$139,950
870,000	6.500% due 6/1/12	665,550
650,000	7.375% due 2/1/13	466,375
801,000	9.875% due 7/1/14	648,810
600,000	UnitedHealth Group Inc., Senior Notes, 5.250% due 3/15/11	564,442
961,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(e)(f)	610,235
	WellPoint Inc., Senior Notes:
720,000	5.000% due 1/15/11	680,825
30,000	5.875% due 6/15/17	27,348
	Total Health Care Providers & Services	8,865,612
	Pharmaceuticals — 0.2%
320,000	Abbott Laboratories, Senior Notes, 5.600% due 11/30/17	346,908
445,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(b)(g)	23,363
370,000	Wyeth, Notes, 5.950% due 4/1/37	412,282
	Total Pharmaceuticals	782,553
	TOTAL HEALTH CARE	10,196,715
INDUSTRIALS — 2.1%
	Aerospace & Defense — 0.2%
2,280,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(f)	786,600
	Airlines — 0.2%
	Continental Airlines Inc., Pass-Through Certificates:
94,289	8.312% due 4/2/11(a)	70,716
380,000	7.339% due 4/19/14	220,400
800,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(c)	332,000
	Total Airlines	623,116
	Building Products — 0.4%
	Associated Materials Inc.:
625,000	Senior Discount Notes, step bond to yield 18.865% due 3/1/14	350,000
1,110,000	Senior Subordinated Notes, 9.750% due 4/15/12	879,675
1,790,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 21.028% due 3/1/14	393,800
	Total Building Products	1,623,475
	Commercial Services & Supplies — 0.5%
220,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	204,917
550,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	479,188
600,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	483,000

See Notes to Financial Statements.

22	LMP Capital and Income Fund Inc. 2008 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Commercial Services & Supplies — 0.5% continued
$440,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	$244,200
790,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15(c)	580,650
225,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	209,993
	Total Commercial Services & Supplies	2,201,948
	Construction & Engineering — 0.2%
1,000,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(c)	885,000
	Industrial Conglomerates — 0.0%
	Sequa Corp., Senior Notes:
140,000	11.750% due 12/1/15(c)	53,900
149,609	13.500% due 12/1/15(c)(f)	48,623
	Total Industrial Conglomerates	102,523
	Road & Rail — 0.3%
1,195,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	551,194
50,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13	41,250
430,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	433,225
	Total Road & Rail	1,025,669
	Trading Companies & Distributors — 0.3%
1,035,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(c)	538,200
440,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	235,400
650,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(c)	250,250
	Total Trading Companies & Distributors	1,023,850
	Transportation Infrastructure — 0.0%
	Swift Transportation Co., Senior Secured Notes:
150,000	9.899% due 5/15/15(c)(e)	12,938
405,000	12.500% due 5/15/17(c)	38,981
	Total Transportation Infrastructure	51,919
	TOTAL INDUSTRIALS	8,324,100
INFORMATION TECHNOLOGY — 0.3%
	Electronic Equipment, Instruments & Components — 0.0%
695,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15	133,788
	IT Services — 0.2%
170,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(c)(f)	83,937
360,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	219,600
660,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	438,900
	Total IT Services	742,437
	Office Electronics — 0.1%
290,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	210,733

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	23

Schedule of investments continued

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Semiconductors & Semiconductor Equipment — 0.0%
$35,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	$15,575
	TOTAL INFORMATION TECHNOLOGY	1,102,533
MATERIALS — 2.1%
	Chemicals — 0.2%
	Georgia Gulf Corp., Senior Notes:
90,000	9.500% due 10/15/14	27,450
515,000	10.750% due 10/15/16	126,175
60,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	32,400
100,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12(a)	90,379
360,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	355,221
	Total Chemicals	631,625
	Containers & Packaging — 0.1%
465,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	323,175
195,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(c)	131,625
	Total Containers & Packaging	454,800
	Metals & Mining — 1.2%
1,560,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	1,280,972
650,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	386,750
205,000	Noranda Aluminium Holding Corp., Senior Notes, 8.345% due 11/15/14(e)(f)	33,825
2,610,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	1,526,850
1,400,000	Ryerson Inc., Senior Secured Notes, 12.250% due 11/1/15(c)	871,500
	Steel Dynamics Inc., Senior Notes:
100,000	7.375% due 11/1/12	73,500
785,000	7.750% due 4/15/16(c)	547,538
200,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	71,000
156,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	141,991
	Total Metals & Mining	4,933,926
	Paper & Forest Products — 0.6%
1,640,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(c)	1,057,800
1,185,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	699,150
435,000	NewPage Corp., Senior Secured Notes, 9.443% due 5/1/12(e)	168,562
750,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	228,750
150,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	134,365
	Total Paper & Forest Products	2,288,627
	TOTAL MATERIALS	8,308,978

See Notes to Financial Statements.

24	LMP Capital and Income Fund Inc. 2008 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
TELECOMMUNICATION SERVICES — 3.5%
	Diversified Telecommunication Services — 3.0%
	AT&T Inc.:
$630,000	5.600% due 5/15/18	$642,593
1,210,000	Senior Notes, 6.400% due 5/15/38	1,300,575
460,000	British Telecommunications PLC, Bonds, 9.125% due 12/15/30	490,148
600,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	575,174
730,000	Embarq Corp., Senior Notes, 6.738% due 6/1/13	617,411
660,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(g)	6,600
680,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	622,200
	Level 3 Financing Inc., Senior Notes:
1,295,000	9.250% due 11/1/14	757,575
30,000	6.845% due 2/15/15(e)	13,200
1,095,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(c)	771,975
1,150,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	828,000
100,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	76,226
790,000	Telefonica Emisones SAU, Senior Notes, 6.221% due 7/3/17	779,571
	Verizon Communications Inc. Senior Notes:
660,000	5.500% due 2/15/18	635,935
730,000	6.400% due 2/15/38	779,147
800,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	596,000
650,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(c)	562,250
1,915,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,704,350
	Total Diversified Telecommunication Services	11,758,930
	Wireless Telecommunication Services — 0.5%
420,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(c)(f)	472,500
65,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	58,500
	Sprint Capital Corp., Senior Notes:
1,190,000	8.375% due 3/15/12	952,621
330,000	6.875% due 11/15/28	196,749
300,000	Sprint Nextel Corp., 6.000% due 12/1/16	211,803
780,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(c)	292,500
	Total Wireless Telecommunication Services	2,184,673
	TOTAL TELECOMMUNICATION SERVICES	13,943,603
UTILITIES — 2.8%
	Electric Utilities — 0.3%
365,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	346,218

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	25

Schedule of investments continued

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Electric Utilities — 0.3% continued
	Pacific Gas & Electric Co. Senior Notes:
$320,000	5.625% due 11/30/17	$328,312
230,000	5.800% due 3/1/37	239,398
670,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(c)(f)	338,350
	Total Electric Utilities	1,252,278
	Gas Utilities — 0.1%
770,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	635,250
	Independent Power Producers & Energy Traders — 2.4%
	AES Corp., Senior Notes:
1,100,000	7.750% due 3/1/14	973,500
720,000	7.750% due 10/15/15	608,400
660,000	8.000% due 10/15/17	544,500
490,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	340,550
990,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	703,519
	Edison Mission Energy, Senior Notes:
480,000	7.750% due 6/15/16	429,600
350,000	7.200% due 5/15/19	288,750
750,000	7.625% due 5/15/27	585,000
3,920,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(c)(f)	1,920,800
670,896	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17	603,806
	NRG Energy Inc., Senior Notes:
250,000	7.250% due 2/1/14	234,375
2,175,000	7.375% due 2/1/16	2,028,187
380,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	179,447
	Total Independent Power Producers & Energy Traders	9,440,434
	TOTAL UTILITIES	11,327,962
	TOTAL CORPORATE BONDS & NOTES (Cost — $151,978,701)	105,026,563
MORTGAGE-BACKED SECURITIES — 0.0%
FHLMC — 0.0%
	Federal Home Loan Mortgage Corp. (FHLMC):
33,087	5.108% due 6/1/35(d)(e)	33,415
1,050	6.097% due 9/1/37(d)(e)	1,075
	TOTAL FHLMC	34,490
FNMA — 0.0%
26	Federal National Mortgage Association (FNMA), 5.040% due 3/1/35(d)(e)	27
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $33,795)	34,517

See Notes to Financial Statements.

26	LMP Capital and Income Fund Inc. 2008 Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 0.0%
		Argentina — 0.0%
22,931	ARS	Republic of Argentina, GDP Linked Securities, 1.384% due 12/15/35(e) (Cost — $266)	$279
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.2%
		U.S. Government Agencies — 0.2%
100,000		Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36	128,658
700,000		Federal Home Loan Mortgage Corp. (FHLMC), Notes, 4.875% due 2/17/09(d)	703,831
110,000		Federal National Mortgage Association (FNMA), Subordinated Notes, 5.250% due 8/1/12(d)	116,037
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $902,383)	948,526
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.9%
		U.S. Treasury Bonds, Inflation Indexed:
829,289		2.000% due 1/15/26	781,411
2,029,728		2.375% due 1/15/27(i)	2,039,718
751,751		U.S. Treasury Notes, Inflation Indexed, 2.375% due 1/15/17	746,053
		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $3,535,879)	3,567,182
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $525,356,006)	345,134,941
SHORT-TERM INVESTMENTS — 13.2%
		Repurchase Agreements — 13.2%
47,269,000		Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/08 with Greenwich Capital Markets Inc., 0.060%due 1/2/09; Proceeds at maturity — $47,269,158; (Fully collateralized by various U.S. government agency obligations, 2.625% to 7.125% due 7/17/09 to 11/15/30; Market value — $48,214,757)	47,269,000
5,217,000		Morgan Stanley tri-party repurchase agreement dated 12/31/08, 0.020% due 1/2/09; Proceeds at maturity — $5,217,006; (Fully collateralized by U.S. government agency obligation, 5.000% due 9/18/09; Market value — $5,456,182)	5,217,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $52,486,000)	52,486,000
		TOTAL INVESTMENTS — 100.0% (Cost — $577,842,006#)	$397,620,941

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	27

Schedule of investments continued

December 31, 2008

LMP CAPITAL AND INCOME FUND INC.

†    Face amount denominated in U.S. dollars, unless otherwise noted.

*    Non-income producing security.

(a)   Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(b)   Illiquid security.

(c)   Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)   On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

(e)   Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2008.

(f)    Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)   Security is currently in default.

(h)   Security has no maturity date. The date shown represents the next call date.

(i)   All or a portion of this security is held at the broker as collateral for open futures contracts.

#    Aggregate cost for federal income tax purposes is $581,236,524.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
ARM	—	Adjustable Rate Mortgage
ARS	—	Argentine Peso
GDP	—	Gross Domestic Product
GMAC	—	General Motors Acceptance Corp.
GSAMP	—	Goldman Sachs Alternative Mortgage Products
MASTR	—	Mortgage Asset Securitization Transactions Inc.
MLCC	—	Merrill Lynch Credit Corporation
PAC	—	Planned Amortization Class

SCHEDULE OF WRITTEN OPTIONS

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
14	Eurodollar Futures, Call	3/16/09	$97.75	$42,175
14	Eurodollar Futures, Call	3/16/09	97.50	50,750
	TOTAL WRITTEN OPTIONS (Premiums Received — $20,167)			$92,925

See Notes to Financial Statements.

28	LMP Capital and Income Fund Inc. 2008 Annual Report

Statement of assets and liabilities

December 31, 2008

ASSETS:
Investments, at value (Cost — $525,356,006)	$345,134,941
Repurchase agreement, at value (Cost — $52,486,000)	52,486,000
Foreign currency, at value (Cost — $626)	726
Cash	1,007,945
Interest and dividends receivable	4,062,289
Receivable for securities sold	59,557
Receivable for open forward currency contracts	483,566
Cash deposits with brokers for open swap contracts	244,731
Unrealized appreciation on swap contracts	120,486
Interest receivable for open swap contracts	4,331
Premiums received for open swap contracts	1,648
Prepaid expenses	245,987
Total Assets	403,852,207
LIABILITIES:
Loan payable (Note 4)	100,000,000
Payable for securities purchased	994,101
Payable for open forward currency contracts	421,494
Investment management fee payable	285,249
Written options, at value (premiums received — $20,167)	92,925
Interest payable (Note 4)	81,719
Unrealized depreciation on swap contracts	50,941
Directors’ fees payable	28,278
Payable to broker — variation margin on open futures contracts	22,017
Interest payable for open swap contracts	2,997
Accrued expenses and other liabilities	200,106
Total Liabilities	102,179,827
TOTAL NET ASSETS	$301,672,380
NET ASSETS:
Par value ($0.001 par value; 29,964,106 shares issued and outstanding; 100,000,000 shares authorized)	$29,964
Paid-in capital in excess of par value	559,713,252
Undistributed net investment income	4,862,950
Accumulated net realized loss on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	(84,197,835)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(178,735,951)
TOTAL NET ASSETS	$301,672,380
Shares Outstanding:	29,964,106
Net Asset Value:	$10.07

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	29

Statements of operations

FOR THE PERIOD ENDED DECEMBER 31, 2008† AND THE YEAR ENDED OCTOBER 31, 2008	December 31,	October 31,
INVESTMENT INCOME:
Interest	$ 2,865,665	$ 16,072,628
Dividends	2,031,940	7,858,645
Less: Foreign taxes withheld	(35,997)	—
Total Investment Income	4,861,608	23,931,273
EXPENSES:
Interest expense (Note 4)	690,970	6,657,094
Investment management fee (Note 2)	595,330	6,066,804
Commitment fees (Note 4)	85,156	481,837
Shareholder reports	62,884	245,670
Directors’ fees	39,841	119,977
Audit and tax	26,802	77,877
Legal fees	19,982	191,373
Stock exchange listing fees	3,453	25,756
Transfer agent fees	2,721	17,943
Custody fees	1,329	16,721
Insurance	1,703	12,473
Excise tax (Note 1)	—	606,545
Dividend expense on securities sold short	—	118,621
Miscellaneous expenses	1,910	6,919
Total Expenses	1,532,081	14,645,610
Less: Fees paid indirectly (Note 1)	—	(367)
Net Expenses	1,532,081	14,645,243
NET INVESTMENT INCOME	3,329,527	9,286,030
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SHORT SALES, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(27,048,001)	(68,233,451)
Futures contracts	836,374	6,776,713
Written options	(427,786)	3,021,958
Short sales	—	1,604,163
Swap contracts	9,189	32,735
Foreign currency transactions	266,492	(12,103)
Net Realized Loss	(26,363,732)	(56,809,985)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,427,422)	(209,532,023)
Futures contracts	167,415	872,757
Written options	(59,937)	(19,021)
Swap contracts	35,259	34,286
Foreign currencies	(206,693)	180,528
Change in Net Unrealized Appreciation/Depreciation	(2,491,378)	(208,463,473)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SHORT SALES, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(28,855,110)	(265,273,458)
DECREASE IN NET ASSETS FROM OPERATIONS	$(25,525,583)	$(255,987,428)

†  For the period November 1, 2008 through December 31, 2008.

See Notes to Financial Statements.

30	LMP Capital and Income Fund Inc. 2008 Annual Report

Statements of changes in net assets

FOR THE PERIOD ENDED DECEMBER 31, 2008† AND THE YEARS ENDED OCTOBER 31,	December 31,	2008	2007
OPERATIONS:
Net investment income	$ 3,329,527	$ 9,286,030	$ 4,014,510
Net realized gain (loss)	(26,363,732)	(56,809,985)	96,113,345
Change in net unrealized appreciation/depreciation	(2,491,378)	(208,463,473)	188,526
Increase (Decrease) in Net Assets From Operations	(25,525,583)	(255,987,428)	100,316,381
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,389,950)	(6,133,652)	(248,702)
Net realized gains	—	(90,051,127)	(46,195,662)
Decrease in Net Assets From Distributions to Shareholders	(8,389,950)	(96,184,779)	(46,444,364)
INCREASE (DECREASE) IN NET ASSETS	(33,915,533)	(352,172,207)	53,872,017
NET ASSETS:
Beginning of year	335,587,913	687,760,120	633,888,103
End of year*	$301,672,380	$335,587,913	$687,760,120
* Includes undistributed net investment income of:	$4,862,950	$9,656,195	$5,727,873

†  For the period November 1, 2008 through December 31, 2008.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	31

Statement of cash flows

For the Period Ended December 31, 2008†

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$ 5,179,483
Operating expenses paid	(1,194,528)
Net purchases of short-term investments	4,707,314
Realized gain on foreign currency transactions	266,492
Realized loss on options	(427,786)
Realized gain on futures contracts	836,374
Realized gain on swap contracts	9,189
Net change in unrealized appreciation on futures contracts	167,415
Net change in unrealized depreciation on foreign currencies	263
Purchases of long-term investments	(41,860,831)
Proceeds from disposition of long-term investments	91,039,418
Premium for written swaps	(1,648)
Premium for written options	20,167
Change in receivable from broker — variation margin	442,449
Change in payable for open forward currency contracts	206,956
Interest paid	(1,003,777)
Net Cash Provided By Operating Activities	58,386,950
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(8,389,950)
Paydown on loan	(45,000,000)
Cash deposits with brokers for swap contracts	205,271
Net Cash Flows Used By Financing Activities	(53,184,679)
NET INCREASE IN CASH	5,202,271
Cash, Beginning of year	(4,193,600)
Cash, End of year	$ 1,008,671
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$(25,525,583)
Accretion of discount on investments	(237,556)
Amortization of premium on investments	49,961
Decrease in investments, at value	84,532,367
Decrease in payable for securities purchased	(11,875,852)
Decrease in interest and dividends receivable	505,470
Decrease in premium for written swaps	1,212
Decrease in premium for written options	(503,079)
Decrease in receivable for securities sold	11,456,829
Increase in payable for open forward currency contracts	206,956
Decrease in receivable from broker — variation margin	442,449
Increase in prepaid expenses	(234,571)
Decrease in interest payable	(312,807)
Decrease in accrued expenses	(118,846)
Total Adjustments	83,912,533
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$ 58,386,950

†  For the period November 1, 2008 though December 31, 2008.

See Notes to Financial Statements.

32	LMP Capital and Income Fund Inc. 2008 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2008[1,2]	2008[1]	2007[1]	2006[1]	2005[1]	2004[1,3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.20	$22.95	$21.15	$19.69	$18.64	$19.06 [4]
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.11	0.31	0.13	0.48	0.69	0.37
Net realized and unrealized gain (loss)	(0.96)	(8.85)	3.22	2.18	1.52	(0.19)
Total income (loss) from operations	(0.85)	(8.54)	3.35	2.66	2.21	0.18
Gain from Repurchase of Treasury Stock	—	—	—	—	0.04	—
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.20)	(0.01)	(0.55)	(0.98)	(0.40)
Net realized gains	—	(3.01)	(1.54)	(0.65)	(0.22)	—
Return of capital	—	—	—	—	—	(0.20)
Total distributions	(0.28)	(3.21)	(1.55)	(1.20)	(1.20)	(0.60)
NET ASSET VALUE, END OF PERIOD	$10.07	$11.20	$22.95	$21.15	$19.69	$18.64
MARKET PRICE, END OF PERIOD	$7.73	$9.07	$19.88	$18.19	$17.19	$17.24
Total return, based on NAV[5,6]	(7.43)%	(42.09)%	16.32%	13.89%	12.34%	1.06%
Total return, based on Market Price Per Share[6]	(11.44)%	(44.95)%	18.22%	13.24%	6.85%	(10.74)%
NET ASSETS, END OF YEAR (000s)	$301,672	$335,588	$687,760	$633,888	$637,654	$614,324
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	3.10%[7]	2.72%	3.03%[8]	3.13%	2.45%	1.54%[7]
Gross expenses, excluding interest and dividend expense	1.70 [7]	1.46	1.42 [8]	1.33	1.23	1.15 [7]
Net expenses	3.10 [7]	2.72 [9]	3.03 [8,10]	3.13 [10]	2.45	1.54 [7]
Net expenses, excluding interest and dividend expense	1.70 [7]	1.46 [9]	1.42 [8,10]	1.33 [10]	1.23	1.15 [7]
Net investment income	6.74 [7]	1.73	0.60	2.33	3.55	2.97 [7]
PORTFOLIO TURNOVER RATE	8%	169%[11]	180%	193%	64%	39%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	$100,000	$145,000	$170,000	$220,000	$220,000	$220,000
Asset Coverage for Loan Outstanding	402%	331%	505%	388%	390%	379%
Weighted Average Loan (000s)	$123,361	$168,497	$181,370	$220,000	$220,000	$105,783
Weighted Average Interest Rate on Loans	3.35%	3.89%	5.67%	5.26%	3.54%	2.22%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period November 1, 2008 through December 31, 2008.
[3]	For the period February 24, 2004 (inception date) through October 31, 2004.
[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.
[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
[10]	Reflects fee waivers and/or expense reimbursements.
[11]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 177% for the year ended October 31, 2008.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2008 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective November 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

34	LMP Capital and Income Fund Inc. 2008 Annual Report

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	DECEMBER 31, 2008	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$397,620,941	$192,441,062	$205,109,162	$70,717
Other financial instruments*	1,464,836	1,333,219	131,617	—
Total	$399,085,777	$193,774,281	$205,240,779	$70,717

*  Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of October 31, 2008	$75,432
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(4,715)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of December 31, 2008	$70,717

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is

LMP Capital and Income Fund Inc. 2008 Annual Report	35

Notes to financial statements continued

marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

36	LMP Capital and Income Fund Inc. 2008 Annual Report

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of that security. To complete a short sale, the Fund may arrange through a broker to borrow the security to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed security. In borrowing the security to be delivered to the buyer, the Fund becomes obligated to replace the security borrowed at the market price at the time of replacement, whatever that price may be. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense.

(g) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the

LMP Capital and Income Fund Inc. 2008 Annual Report	37

Notes to financial statements continued

Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(h) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed

38	LMP Capital and Income Fund Inc. 2008 Annual Report

securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium on deposit, respectively on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a

LMP Capital and Income Fund Inc. 2008 Annual Report	39

Notes to financial statements continued

simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(n) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

40	LMP Capital and Income Fund Inc. 2008 Annual Report

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(o) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Effective in 2009, the Fund will pay distributions quarterly beginning with the quarter ended March 2009.

(p) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

LMP Capital and Income Fund Inc. 2008 Annual Report	41

Notes to financial statements continued

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $1,321,440 of Federal excise taxes attributable to calendar year 2007 in March 2008. The fund does not anticipate being subject to an excise tax for calendar year 2008. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$267,178	$(267,178)

(a)   Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

42	LMP Capital and Income Fund Inc. 2008 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to ClearBridge the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

During periods in which the Fund is utilizing leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher then if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s net assets, including those investments purchased with leverage.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$29,984,979	—
Sales	56,821,679	$23,129,103

At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,049,359
Gross unrealized depreciation	(187,664,942)
Net unrealized depreciation	$(183,615,583)

LMP Capital and Income Fund Inc. 2008 Annual Report	43

Notes to financial statements continued

During the period ended December 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding October 31, 2008	2,073	$523,246
Options written	7,659	1,744,510
Options closed	(9,704)	(2,247,589)
Options expired	—	—
Written options, outstanding December 31, 2008	28	$20,167

At December 31, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN(LOSS)
Contracts to Buy:
British Pound	650,000	$933,778	2/3/09	$(90,948)
British Pound	110,000	158,024	2/3/09	(3,830)
Euro	1,320,254	1,832,822	2/3/09	80,475
Euro	1,360,000	1,887,999	2/3/09	145,159
Japanese Yen	72,660,000	802,017	2/3/09	60,589
				191,445
Contracts to Sell:
British Pound	808,000	$1,160,757	2/3/09	$145,778
Euro	2,830,000	3,928,703	2/3/09	(292,153)
Japanese Yen	72,350,000	798,595	2/3/09	(34,563)
British Pound	586,000	841,260	3/12/09	21,596
British Pound	573,000	822,597	3/12/09	29,969
				(129,373)
Net unrealized gain on open forward foreign currency contracts				$62,072

At December 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN(LOSS)
Contracts to Buy:
90 Day Eurodollar	153	3/09	$36,907,383	$37,844,550	$937,167
90 Day Eurodollar	14	6/09	3,420,938	3,460,450	39,512
90 Day Eurodollar	32	9/09	7,785,444	7,899,600	114,156
British Pound 90 Day	10	3/09	1,694,107	1,765,468	71,361
Germany Federal Republic 10-Year Bonds	14	3/09	2,420,839	2,429,472	8,633
U.S. Treasury 5-Year Notes	83	3/09	9,614,733	9,881,539	266,806
U.S. Treasury 10-Year Notes	10	3/09	1,267,404	1,257,500	(9,904)
U.S. Treasury 30-Year Bonds	9	3/09	1,244,009	1,242,422	(1,587)
Net unrealized gain on open futures contracts					$1,426,144

44	LMP Capital and Income Fund Inc. 2008 Annual Report

At December 31, 2008, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Barclay’s Capital Inc.	$1,079,000	5/31/12	3-Month LIBOR	4.400% semi-annually	$ 88,488
Credit Default Swaps:
Barclay’s Capital Inc. (Juneau Investments LLC, 5.900% due 2/22/21)	30,000	12/20/12	3.600% quarterly	(a)	11,999
Barclay’s Capital Inc. (Juneau Investments LLC, 5.900% due 2/22/21)	50,000	12/20/12	3.600% quarterly	(a)	19,999
					$ 31,998
Net unrealized appreciation on open swap contracts					$120,486

‡  Percentage shown is an annual percentage rate.

(a)  As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

CREDIT DEFAULT SWAP ON CORPORATE ISSUES — SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	IMPLIED CREDIT SPREAD AT DECEMBER 31, 2008(3)	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclay’s Capital Inc. (MBIA Insurance Corp. 5.376% due 10/6/10)	$40,000	12/20/12	22.82%	3.050 % quarterly	$(20,396)	—	$(20,396)
Barclay’s Capital Inc. (MBIA Insurance Corp. 5.376 % due 10/6/10)	60,000	12/20/12	22.82%	3.100 % quarterly	(30,545)	—	(30,545)
Net unrealized depreciation on sales of credit default swaps on corporate issues							$(50,941)

‡	Percentage shown is an annual percentage rate.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $125,000,000.

LMP Capital and Income Fund Inc. 2008 Annual Report	45

Notes to financial statements continued

Unless renewed, this agreement terminates on December 16, 2009. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the period ended December 31, 2008 was $690,970. For the period ended December 31, 2008, the Fund incurred a commitment fee in the amount of $85,156. At December 31, 2008 the Fund had $100,000,000 of borrowings outstanding per this credit agreement.

5. Capital shares

On November 20, 2006, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock (the “Program”). The Board of Directors directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors. As of December 31, 2008, no shares of common stock have been repurchased under this program.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended December 31, 2008 and the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

	DECEMBER 31, 2008	OCTOBER 31, 2008	10/31/2007
Distributions Paid From:
Ordinary income	$8,389,950	$87,431,154	$5,876,530
Net long-term capital gains	—	8,753,625	40,567,834
Total taxable distributions	$8,389,950	$96,184,779	$46,444,364

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows.

Undistributed ordinary income — net	$5,165,451
Capital loss carryforward*	(79,467,854)
Other book/tax temporary differences(a)	(1,637,964)
Unrealized appreciation/(depreciation)(b)	(182,130,469)
Total accumulated earnings / (losses) — net	$(258,070,836)

*    As of December 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2015	$(51,940,897)
12/31/2016	(27,526,957)
$(79,467,854)

These amounts will be available to offset any future taxable capital gains.

(a)   Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

46	LMP Capital and Income Fund Inc. 2008 Annual Report

(b)   The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of limited partnership investments.

7. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

LMP Capital and Income Fund Inc. 2008 Annual Report	47

Report of independent registered public accounting firm

The Board of Directors and Shareholders
LMP Capital and Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Capital and Income Fund Inc. as of December 31, 2008, and the related statements of operations and cash flows for the period from November 1, 2008 to December 31, 2008 and for the year ended October 31, 2008, the statements of changes in net assets for the period from November 1, 2008 to December 31, 2008 and for each of the years in the two-year period ended October 31, 2008, and the financial highlights for the period from November 1, 2008 to December 31, 2008 and each of the years in the four-year period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from February 24, 2004 (commencement of operations) to October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Capital and Income Fund Inc. as of December 31, 2008, and the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2009

48	LMP Capital and Income Fund Inc. 2008 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of LMP Capital and Income Fund Inc.(the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management London (together with ClearBridge and Western Asset, the “Subadviser”), on an annual basis. In response to a request by the Independent Directors, an in-person meeting of the Board was held on October 23, 2008 (the “Leadership Meeting”) with senior leadership of the Manager, Western Asset and their corporate parent, Legg Mason, Inc. (“Legg Mason”) to discuss the investment advisory and other services provided to the Fund and other Funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”). During this Leadership Meeting, information was presented to the Board regarding, among other things, the Subadviser’s economic and financial markets outlook and its investment strategies given that outlook. Additionally, the Board received information regarding recent organizational changes and continuing financial and other resources available to the Legg Mason organization to support its activities in respect of the Legg Mason Closed-end Funds. At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2008, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and the other Legg Mason Closed-end Funds (together with the information provided at the Leadership and Contract Renewal Meetings, the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager, ClearBridge and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and all other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided by each of the Manager and Subadviser.

LMP Capital and Income Fund Inc.	49

Board approval of management and subadvisory agreements (unaudited) continued

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates and the Contract Renewal Information, the financial resources available to the Legg Mason organization.

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Clearbridge, the standards applied in seeking best execution, the policies and practices of the Manager and Clearbridge regarding soft dollars, the use of a broker affiliated with the Manager or Clearbridge, and the existence of quality controls applicable to brokerage allocation procedures.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds

50	LMP Capital and Income Fund Inc.

(the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged income and preferred stock funds, as classified by Lipper, regardless of asset size. There were thirty-two funds in the Performance Universe for the 1-year period ended June 30, 2008 and twenty-nine funds in the Performance Universe for the 5-year period ended June 30, 2008. The Board noted that it had received and discussed with the Manager, ClearBridge and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2008 in each case was in the first quintile of the Performance Universe, ranking third among the Funds in the Performance Universe for that period. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-advisory Agreements for an additional period of one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2008. The Expense Group consisted of the Fund and four other leveraged closed-end income and preferred stock funds, as classified by Lipper. The five Expense Group funds had common share assets ranging from $150.9 million to the Fund’s $665.1 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that, whether on the basis of common assets only or on the basis of both common and

LMP Capital and Income Fund Inc.	51

Board approval of management and subadvisory agreements (unaudited) continued

leveraged assets, the Fund’s contractual Management Fee, actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other funds in the Expense Group), and actual total expenses in each case ranked third among the five funds in the Expense Group and were at the Expense Group median. The Board noted that the small number of funds in the Expense Group made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the fund had decreased by 10% over the period covered by the analysis but remained at a level which was relatively high when compared to the profitability to the Manager of other Legg Mason Closed-end Funds. The Board

52	LMP Capital and Income Fund Inc.

considered the Manager’s explanation of the Fund’s profitability to the Manager. Based, among other things, on the Manager’s explanation, the Board did not consider profitability to the Manager to be excessive in light of the nature, scope and quality of such services, but determined that continued monitoring of profitability would be merited at the level reflected in the profitability analysis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

LMP Capital and Income Fund Inc.	53

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Capital and Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board memberships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board memberships held by Director	None

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board memberships held by Director	None

54	LMP Capital and Income Fund Inc.

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board memberships held by Director	Director of Associated Banc-Corp.

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board memberships held by Director	None

LMP Capital and Income Fund Inc.	55

Additional information (unaudited) continued

Information about Directors and Officers

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	22

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Advisors

INTERESTED DIRECTORS:
R. JAY GERKEN, CFA[2]
Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	146

Other board memberships held by Director	None

OFFICERS:
KAPREL OZSOLAK
Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

56	LMP Capital and Income Fund Inc.

TED P. BECKER
Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL
Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA
Legg Mason, 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

ALBERT LASKAJ
Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

LMP Capital and Income Fund Inc.	57

Additional information (unaudited) continued

Information about Directors and Officers

STEVEN FRANK
Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2010 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

58	LMP Capital and Income Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

LMP Capital and Income Fund Inc.	59

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such

60	LMP Capital and Income Fund Inc.

withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

LMP Capital and Income Fund Inc.	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period between October 31, 2008 and December 31, 2008:

Record Date:	11/21/2008	12/19/2008
Payable Date:	11/28/2008	12/26/2008
Ordinary Income: Qualified Dividend Income for Individuals	66.50%	66.50%
Dividends Qualifying for the Dividends Received Deduction for Corporations	64.67%	64.67%
Interest from Federal Obligations	1.14%	1.14%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

62	LMP Capital and Income Fund Inc.

LMP Capital and Income Fund Inc.

Directors	LMP Capital and Income Fund Inc.
Carol L. Colman	55 Water Street
Daniel P. Cronin	New York, New York 10041
Paolo M. Cucchi
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC
Chairman
William R. Hutchinson	Subadvisers
Riordan Roett	ClearBridge Advisors, LLC
Jeswald W. Salacuse	Western Asset Management Company
Western Asset Management Company Limited
Officers
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
1 Lincoln Street
Kaprel Ozsolak	Boston, Massachusetts 02111
Chief Financial Officer and Treasurer
Transfer agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	59 Maiden Lane
New York, New York 10038
Robert I. Frenkel
Secretary and Chief Legal Officer	Independent registered public accounting firm
KPMG LLP
Thomas C. Mandia	345 Park Avenue
Assistant Secretary	New York, New York 10154

Albert Laskaj	Legal counsel
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Steven Frank	New York, New York 10017
Controller
New York Stock Exchange Symbol
SCD

LMP Capital and Income Fund Inc.

LMP CAPITAL AND INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010. (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD03548 2/09 SR09-765

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2007 and December 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,500 in 2007 and $66,500 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $13,500 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with procedures performed in connection with the agreed upon procedures for the calculations pursuant to the revolving credit and security agreement as of January 25, 2007 for the LMP Capital and Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Capital and Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,150 in 2007 and $2,650 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Capital and Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Capital and Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and inancial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Capital and Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Capital and Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Capital and Income Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  LMP Capital and Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Capital and Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED–END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors

Proxy Voting Policies and Procedures

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Western Asset Management Company and Western Asset Management
Company Limited (together, “Western Asset” or the “Firm”) Proxy Voting
Policy

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest.
(See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.
Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.
Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.
Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.
Robert Gendelman Clearbridge Advisors 620 Eighth Avenue New York, NY 10018	Since 2006

Portfolio manager of the fund; employee of Clearbridge Advisors since 2006; Senior Portfolio manager 2003-2006 at Cobble Creek Partners LLC; General Partner and Portfolio Manager at Neuberger Berman 1994-2003.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Managers

     The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	110 registered investment companies with $100.3 billion in total assets under management	281 Other pooled investment vehicles with $195.3 billion in assets under management	969 Other accounts with $217.5 billion in total assets under management*

Stephen A. Walsh‡	110 registered investment companies with $100.3 billion in total assets under management	281 Other pooled investment vehicles with $195.3 billion in assets under management	969 Other accounts with $217.5 billion in total assets under management*

Keith J. Gardner‡	6 registered investment companies with $0.9 billion in total assets under management	8 Other pooled investment vehicles with $0.9 billion in assets under management	0 Other accounts with $0 million in total assets under management

Detlev Schlichter‡	2 registered investment companies with $124.4 million in total assets under management	28 Other pooled investment vehicles with $3.5 billion in assets under management	64 Other accounts with $21.8 billion in total assets under management**

Jeffrey Van Schaick‡	4 registered investment Companies with $0.8 billion in total assets Under management	4 Other pooled investment vehicles with $0.5 billion in assets under management	14 Other accounts with $2.9 billion in total assets under management***

Robert Gendelman	2 registered investment Companies with $0.4 billion in total assets Under management	2 Other pooled investment vehicles with $0.01 billion in assets under management	0 Other accounts with $0 in assets under management

*	Includes 94 accounts managed, totaling $23 billion, for which advisory fee is performance based.
**	Includes 18 accounts managed, totaling $4.9 billion, for which advisory fee is performance based.
***	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (Western Asset)

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest (Western Asset)

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Portfolio Manager Compensation (ClearBridge Advisors)

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio managers and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients.

Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g., primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance. Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridgemanaged funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares. Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four-year deferral period.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio manager.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of the portfolio manager by assigning the portfolio manager to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/ or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Detlev Schlichter	A
Jeffrey D. Van Schaick	A
Robert Gendelman	D

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

      The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	March 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	March 5, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Capital and Income Fund Inc.

Date:	March 5, 2009